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                                                                   EXHIBIT 10.16

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                       COLLABORATION AND LICENSE AGREEMENT

         THIS COLLABORATION AND LICENSE AGREEMENT (together with the exhibits hereto, this "Agreement") is made and entered into effective as of January 28, 2003, by and among Corixa Corporation, a Delaware corporation with its principal place of business located at 1124 Columbia Street, Suite 200, Seattle, Washington 98104 ("Corixa") and SmithKline Beecham plc, a company established in the United Kingdom with its registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom ("GSK"). Each of Corixa and GSK may be referred to herein as a "Party" and together as the "Parties."

                                    RECITALS

         WHEREAS, Corixa and GSK are parties to that certain Multi-Field Agreement (as defined herein) pursuant to which GSK has the right to research, develop and commercialize immunotherapy products for use with specific diseases or conditions affecting humans; and

         WHEREAS, subject to the terms and conditions set forth herein, including without limitation, certain rights and options retained by GSK, GSK and Corixa desire that Corixa research, develop, and under certain circumstances, commercialize, under this Agreement, Licensed Products (as defined herein) in order to generate revenue for both Parties and in order to validate intellectual property assets resulting from the Parties' collaborative efforts under the Multi-Field Agreement (as defined herein).

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         Unless otherwise specifically provided herein, the following terms shall have the following meanings:

         1.1.     "AAA" shall have the meaning set forth in Section 12.6.

         1.2.     "AFFECTED PRODUCTS" shall have the meaning set forth in
Section 2.3.1.

         1.3.     "AFFECTED PRODUCT RIGHTS" shall have the meaning set forth in
Section 2.3.2.

         1.4. "AFFECTED PRODUCT RIGHTS LICENSE" shall have the meaning set forth in Section 2.3.2.

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         1.5.     "AFFILIATE" shall mean any entity owned, owning or under
common ownership with a Party to this Agreement to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with such entity. Notwithstanding the foregoing, none of the Parties hereunder shall be "Affiliates" of any other Party, or any of their respective Affiliates, for the purposes of this Agreement.

         1.6. "AMENDED MFA" shall mean the Multi-Field Agreement as amended by Amendment No. 2 dated as of the Effective Date.

         1.7. "ANTIBODY" shall mean an immunoglobulin capable of binding to a specific Antigen and/or an immunoglobulin [*] capable of binding to a specific Antigen and/or a [*] an immunoglobulin [*], which [*] is capable of binding to a specific Antigen.

         1.8. "[*] ANTIBODY" shall mean a [*] or [*] Antibody wherein the [*] of such Antibody [*] a [*] and/or [*] immune response directed [*] such[*] and solely against such variable region. For avoidance of doubt, in no case shall the term [*] Antibody mean or include an Antibody that will bind to an Antigen.

         1.9.     "ANTIGENS" shall mean (i) antigens and/or (ii) proteins and/or
(iii) other physical forms based on such antigens, such as [*] and/or [*] and/or [*] and/or [*], including [*] but no other [*], except in the case of antigens for [*] which may include [*] for [*] based on such antigens, in each case, delivered in any form including, but not restricted to, [*] whether [*] or not.

         1.10. "[*] ANTIGEN" shall mean the Antigen designated by Corixa as [*] and entered into a database of Antigens maintained by Corixa on [*], the full length amino acid and nucleic acid sequences for which are set forth on
Exhibit 1.10 hereto and any [*] or [*] of [*] which is capable of generating an immune response against any [*] of any [*] which are set forth on Exhibit 1.10 hereto

         1.11. "BIOLOGIC LICENSE APPLICATION" or "BLA" shall mean a Biologic License Application filed with the FDA in accordance with applicable regulations and requirements of the FDA in effect from time-to-time.

         1.12.    "BREACHING PARTY" shall have the meaning set forth in Section
9.2.

         1.13. "BUY-BACK OPTION" shall have the meaning set forth in Section 2.3.2.

         1.14. "CANCER FIELD" shall mean any and all forms of cancer in humans.

         1.15.    "COLA" shall have the meaning set forth in Section 2.5.2.

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         1.16.    "COLLABORATION STEERING COMMITTEE" or "CSC" shall have the meaning set forth in Section 2.2, hereof.

         1.17.    "CO-PROMOTION FORM" shall have the meaning set forth in
Section 6.2.

         1.18. "CONTROL" OR "CONTROLLED" shall mean, with respect to any data, results, information, inventions, know-how, formulas, trade secrets, techniques, methods, procedures, development, material or compositions of matter of any type or kind, whether or not patentable, or any intellectual property right, possession of the ability, whether by ownership or license, to assign, grant a license, sublicense, immunities or other rights as provided for herein to such item or under such right without violating the terms of any agreement or other arrangement with any Third Party.

         1.19. "CORIXA CO-PROMOTION OPTION" shall have the meaning set forth in Section 6.1.

         1.20.    "CORIXA INVESTED FUNDS" shall have the meaning set forth in
Section 2.4.

         1.21. "CORIXA PROGRAM INVENTIONS" shall mean any and all Inventions that are invented (as determined under United States patent law) or first produced, created, developed or discovered solely by Corixa or any of its employees or agents (other than with GSK, its employees or agents) pursuant to the activities under this Agreement during the Term hereof.

         1.22. "CORIXA TAKEAWAY AGREEMENT" shall mean that certain agreement entitled the "Corixa License Agreement" entered into by and between Corixa and GSK as of the Effective Date.

         1.23.    "DEFAULT" shall have the meaning set forth in Section 9.2.

         1.24. "DIAGNOSTIC PRODUCTS" shall mean products, containing one or more Antigens, that are used solely for the purpose of detecting or monitoring the presence or extent of a disease state in humans, but not including TDM Uses (such uses are "Diagnostic Uses"). TDM Products shall not be included within the definition of Diagnostic Products.

         1.25.    "DIAGNOSTIC USES" shall have the meaning set forth in Section
1.24.

         1.26.    "DISPUTE" shall have the meaning set forth in Section 12.6.

         1.27. "EFFECTIVE DATE" shall mean the effective date of this Agreement as set forth in the first paragraph hereof.

         1.28. "FDA" shall mean the United States Food and Drug Administration and any successor agency or authority thereto.

         1.29. "FTE" shall mean a person or a number of persons that singly or collectively work a minimum of forty (40) hours per week, as averaged over an annual basis each month

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

based on the immediately preceding twelve (12) months, and as adjusted for reasonable vacation, sick days and paid time off.

         1.30. "GOOD LABORATORY PRACTICES" or "GLP" shall mean the current good laboratory practices applicable to the development of the Licensed Products as promulgated and amended from time-to-time by the United States Food and Drug Administration.

         1.31. "GSK ADJUVANTS" shall mean adjuvants that are supplied by GSK to Corixa in connection with the performance of the Work Plan.

         1.32. "GSK KNOW-HOW" shall mean all technical information, materials and know-how that exists at the time of the Effective Date or is generated by GSK during the Program Term and is Controlled, with the right to grant sublicenses, by GSK, and that directly relates to and is reasonably useful for, the research, development or commercialization of products in the Licensed Product Fields and shall include, without limitation, all [*] and [*] data and any [*] or [*]. In no event will the term "GSK Know-How" include the GSK Licensed Know-How or any of it.

         1.33. "GSK LICENSED KNOW-HOW" shall mean all technical information, materials and know-how Controlled by GSK, with the right to grant sublicenses, as a result of GSK's licenses from Corixa under the Multi-Field Agreement, and that directly relates to, or is useful for, the research, development or commercialization of products in the Licensed Product Fields and shall include, without limitation, [*] and [*] data and any [*] or [*].

         1.34. "GSK LICENSED PATENTS" shall mean the "Corixa Patents," the "Joint R&D Program Patents" and "SPC," collectively, as such terms are defined in the Multi-Field Agreement, including without limitation, the Patents set forth on Exhibit 1.34.

         1.35. "GSK PATENTS" shall mean all patents and patent applications that are now or during the Program Term become Controlled by GSK (other than jointly with, or under license from, Corixa) and/or under which GSK otherwise has, now or in the future, the right to grant licenses or sublicenses, that generically or specifically claim any Antigen and/or Adjuvant included in a Licensed Product and/or all or part of a Licensed Product(s), a process for manufacturing Licensed Product(s), intermediates used in such process or use of Licensed Product, including without limitation, the Patents set forth on Exhibit
1.35 as may be amended from time to time by GSK. Included within the definition of GSK Patents are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions of the Patents described in this
Section 1.35. Also included in the definition of GSK Patents are any patent applications that generically or specifically claim any improvements of Licensed Product(s) or intermediates or manufacturing processes required or useful for production of Licensed Product(s) that are developed by GSK during the Program Term. In no event will the term "GSK Patents" include the GSK Licensed Patents or any of them.

         1.36. "GSK PROGRAM INVENTIONS" shall mean any and all Inventions that are invented (as determined under United States patent law) or first produced, created, developed or

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discovered solely by GSK or any of its employees or agents (other than with
Corixa, its employees or agents) pursuant to the activities under this Agreement during the Term hereof.

         1.37.    "INDEMNIFIED PARTY" shall have the meaning set forth in
Section 10.2.

         1.38.    "INDEMNIFYING PARTY" shall have the meaning set forth in
Section 10.2.

         1.39. "INVENTION" means any and all inventions, whether or not patentable, information, data, know-how, materials or technology, invented (as determined under United States patent law) or first produced, created, developed or discovered pursuant to the activities under this Agreement during the Term hereof.

         1.40. "JOINT PROGRAM INVENTIONS" shall mean any and all Inventions that are invented (as determined under United States patent law) or first produced, created, developed or discovered jointly by Corixa or any of its employees or agents and GSK or any of its employees or agents pursuant to the activities under this Agreement during the Term hereof.

         1.41. "LICENSED [*] PRODUCTS" shall mean products consisting of [*] Antigen in the form of [*], regardless of [*], and a [*] of [*] of a [*] that is administered for the [*] purpose and effect of inducing a prophylactic or therapeutic immune response specific to such Antigen(s) or one or more [*] contained therein and possibly [*] or [*], at [*], [*] per [*] for the [*] purpose and effect of maintaining a prophylactic or therapeutic immune response specific to such Antigen(s) or one or more [*] contained therein.

         1.42. "LICENSED [*] PRODUCTS FIELD" shall mean the research, development and commercialization of Licensed [*] Products for use in treating cancer in humans. For the avoidance of doubt, the [*] Products Field shall not include Diagnostic Uses or TDM Uses of Licensed [*] Products.

         1.43. "LICENSED PRODUCTS" shall mean the Licensed [*] Products and the Licensed [*] Products.

         1.44. "LICENSED PRODUCTS FIELD" shall mean the Licensed Adenoviral Products Field and the Licensed [*] Products Field.

         1.45. "LICENSED [*] PRODUCTS" shall mean products designed to generate an immune response to a [*] Antigen, which products consist of a [*] Antigen in the form of [*] that is administered for the primary purpose and effect of inducing a prophylactic or therapeutic immune response specific to [*] Antigen or one or more [*] contained therein.

         1.46. "LICENSED [*] PRODUCTS FIELD" shall mean the research, development and commercialization of Licensed [*] Products for use in treating cancer in humans. For the avoidance of doubt, the Licensed [*] Products Field shall not include Diagnostic Uses or TDM Uses of Licensed [*] Products.

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

         1.47.    "LOSSES" shall have the meaning set forth in Section 10.1.

         1.48. "MULTI-FIELD AGREEMENT" shall mean the Multi-Field Vaccine Discovery Collaboration and License Agreement between the Parties dated September 1, 1998, as amended by Amendment No. 1 dated May 25, 2000, as further amended by that certain letter agreement by and between the Parties dated November 30, 2000, and as further amended by those certain letter agreements by and between the Parties dated: (i) January 21, 2000, (ii) September 1, 2000,
(iii) a further letter agreement dated September 1, 2000, (iv) November 30, 2000, (v) August 16, 2001, (vi) April 17, 2002, (vii) October 14, 2002 and
(viii) a further letter agreement dated October 14, 2002.

         1.49. "NEW DRUG APPLICATION" or "NDA" shall mean a New Drug Application filed with the FDA in accordance with applicable regulations and requirements of the FDA in effect from time-to-time.

         1.50.    "[*] OPTION" shall have the meaning set forth in Section 2.4.3

         1.51.    "[*] OPTION NOTICE" shall have the meaning set forth in
Section 2.4.3

         1.52.    "NON-DEFAULTING PARTY" shall have the meaning set forth in
Section 9.2.

         1.53. "[*] ANTIGEN" shall mean the Antigen designated by Corixa as [*] and entered into a database of Antigens maintained by Corixa on [*], full length amino acid and nucleic acid sequences for which are set forth on Exhibit
1.50 hereto.

         1.54.    "PARTIAL TERMINATION" shall have the meaning set forth in
Section 9.5.

         1.55.    "PATENT(S)" shall mean all patents and patent applications,

including, without limitation, any divisions, continuations, continuations-in-part, reissues, renewals, extensions and SPCs, as well as any certificates of invention or applications therefor.

         1.56. "PATENT COMMITTEE" shall have the meaning set forth in Section 10 (b) of the Amended MFA.

         1.57. "PHASE III CLINICAL TRIAL" shall mean any pivotal clinical trial conducted with final process and final scale material and that is designed
(i) to provide statistically significant evidence of safety and efficacy of the product under study and (ii) to be suitable for submission to the FDA as 'Pivotal Phase III Data' in support of an NDA or BLA for such product.

         1.58.    "PROGRAM" shall have the meaning set forth in
Section 2.1.

         1.59.    "PROGRAM TERM" shall have the meaning set forth in
Section 9.1.

         1.60. "PROJECT COST" shall mean the actual costs and expenses incurred by Corixa in performing, or having performed, the research and development activities for a given Project as

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set forth herein and in Section 2.4.2. Such costs and expenses shall include amounts charged to Corixa by other entities for goods, including without limitation, licenses or other rights to intellectual property or technology Controlled by such other entities, as referred to in Section 2.5.2, which are required or reasonably useful for the research and development activities of a given Project, or services related to a particular Project and such portion of any such amounts that are attributable to a given Project by application of Corixa's cost accounting policies and practices and generally accepted accounting practices consistently applied; [*]. Regarding the allocation of costs across Projects, for example, the cost of acquiring a software program to perform clinical study data management may be allocated across all Projects for which such software was used. For avoidance of doubt, where an overhead or other internal Corixa cost component has been included within an FTE rate, such overhead or other internal Corixa cost component shall not be included separately in the cost of such Project in order to avoid "double-counting" or otherwise over-stating a particular Project's cost.

         1.61. "PROJECTS" shall mean the two (2) research and development projects set forth in the Work Plan. One of the Projects is intended to identify and develop a Licensed [*] Product and the other Project is intended to identify and develop a Licensed [*] Product.

         1.62. "PROOF OF PRINCIPLE CLINICAL TRIALS" shall have the meaning set forth in Section 3.1.

         1.63. "PROOF OF PRINCIPLE OPTION" shall have the meaning set forth in Section 3.1.2.

         1.64. "PROOF OF PRINCIPLE OPTION LICENSE" shall have the meaning set forth in Section 3.1.2.

         1.65. "PROOF OF PRINCIPLE REPORT" shall have the meaning set forth in Section 3.1.1.

         1.66.    "GSK MATERIALS" shall have the meaning set forth in Section
5.2.

         1.67 "RELATED AGREEMENTS" shall mean the Corixa Takeaway Agreement and the Amended MFA.

         1.68. "RISK FEE" shall mean the additional fee described as a "Risk Fee" in Exhibit 3.1.2, and payable by GSK in connection with the exercise of the Proof of Principle Option, the Buy-Back Option and the [*] Option.

         1.69. "SCIENTIFIC ADVISORY BOARD" shall have the meaning set forth in Section 2.3.1.

         1.70. "SPC" shall mean all Supplementary Protection Certificates for medicinal products and their equivalents provided under the Council Regulation
(EEC) N# 1768/92 of June 18, 1992 or any other equivalent legislation.

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         1.71.    "SUBLICENSEE" shall mean, with respect to specified
intellectual property rights, a person or entity to whom a license, sublicense, immunities or other rights to any of such specified intellectual property rights have been granted.

         1.72.    "TDM USES" shall have the meaning set forth in Section 1.75.

         1.73.    "TERM" shall have the meaning set forth in Section 9.1.

         1.74. "THERAPEUTIC DRUG MONITORING PRODUCT(S)" or "TDM Product(S)" shall mean the use of an Antigen(s) and/or Antibody in any format, provided that in the case of use of [*] may be incorporated in TDM Products only for [*], solely for the purpose of pre-screening human patients to determine therapeutic eligibility for a Licensed Product that incorporates or is based on such Antigen(s), or for monitoring human patients receiving such Licensed Product, either during the clinical phase of development of such Licensed Product or following commercialization thereof (such uses are "TDM Uses"). For further clarification, a TDM Product can only be associated commercially with [*] or [*] product administration and cannot be [*] or [*] purely as a diagnostic product for use in [*] diagnosis, diagnosis of [*] or diagnosis of [*] with the [*] for [*] with a product that is not the related [*], or for [*] to [*] other than [*]. Further, a TDM Product shall not be commercialized in any country prior to the [*] for [*] of the [*] in such country.

         1.75. "THIRD PARTY" shall mean any person or entity other than Corixa, GSK and their respective Affiliates.

         1.76.    "WORK PLAN" shall have the meaning set forth in Section 2.1.

                                    SECTION 2
                   DEVELOPMENT AND COMMERCIALIZATION GENERALLY

         2.1 DEVELOPMENT AND COMMERCIALIZATION ACTIVITIES. The purpose of this collaboration is to advance development of the Licensed Products as set forth in this Agreement and the Work Plan to completion of Proof of Principle Clinical Trials (the "Program"). The Program shall be conducted in accordance with this Agreement and with the plan and budget attached hereto as Exhibit 2.1, as amended from time-to-time in accordance herewith (the "Work Plan"). Corixa shall use all reasonable efforts to undertake and complete the Work Plan in an efficient manner and in accordance with high scientific standards.

         2.2 ESTABLISHMENT OF COLLABORATION STEERING COMMITTEE. The Parties hereby form a collaboration steering committee (the "Collaboration Steering Committee" or "CSC"). The CSC is charged with considering and adopting or rejecting changes to the Work Plan as required by the practice of good business judgment and high scientific standards. The Parties agree that so long as this Agreement and the Amended MFA are in effect, the CSC shall attempt to combine or coordinate its meetings with the meetings of the "CSC" (as defined under the Amended MFA) and further that either Party may appoint the same person or persons to represent it on both of those committees.

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                  2.2.1    COMPOSITION. The CSC shall be comprised of [*] named
         representatives of Corixa and [*] named representatives of GSK. Each of the representatives will have [*] vote on matters that come before the CSC and is entitled to vote though proxy vote if he/she is unable to attend in person. The initial named representatives to the CSC are as follows:

                  Corixa Representatives                     GSK Representatives

                  [*]

         Each Party may replace one (1) or more of its named representatives from time-to-time with the consent of the other Party, which consent shall not be unreasonably withheld. One (1) of the representatives of [*] shall be the chairman of the CSC, and in such capacity, such representative shall be responsible for setting the agenda for meetings of the CSC, with input from the other members, and for conducting the meetings of the CSC. Each Party shall be entitled to have further representative(s) attending CSC meetings on an ad-hoc basis provided that such Party informs the other at least five (5) working days prior to the concerned CSC meeting and provided further that such additional representative(s) shall have no vote on matters that come before the CSC.

                  2.2.2 MEETINGS. The CSC shall meet not less than [*] times per calendar year alternatively at Seattle, Washington USA and Rixensart, Belgium or alternatively through video conferences as the CSC may agree. Subject to the preceding sentence, the CSC shall meet on such dates and at such times and places as agreed to by the members of the CSC. Each Party shall be responsible for all of its own expenses relating to attendance at or participation in CSC meetings. Within thirty (30) days following each CSC meeting, the chairman shall cause to be prepared and shall provide to the other Party a draft of reasonably detailed written minutes describing all matters reviewed or considered by the CSC and all determinations or decisions made and actions taken by the CSC and a summary of the reasons therefor stated by the members at the meeting. The minutes of any meeting of the CSC shall be final upon approval by the members of the CSC at any subsequent meeting. The minutes and the drafts of any minutes shall be the confidential information of the Parties.

                  2.2.3 ACTIONS. For the transaction of business, a quorum consisting of [*] of GSK's members and [*] of Corixa's members must be present at a meeting. Decisions of the CSC, unless otherwise stated herein, shall be made by [*] of the members, provided that a quorum is present and that at least one (1) representative of each Party votes in favor of such action.

         2.3 WORK PLAN. The Program shall be conducted by Corixa in accordance with the Work Plan. The Work Plan shall include a budget for the expenses to be incurred in connection with each Project. The Parties acknowledge that the Work Plan includes certain activities that were undertaken by Corixa beginning on June 15, 2002. The Parties agree that despite the fact that such activities were undertaken prior to the Effective Date, such activities, that shall be

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listed and included in Exhibit 2.3 with a detail of the related costs, are hereby deemed to have been undertaken and performed as part of the Work Plan for all purposes hereunder. Either Party may propose amendments to the Work Plan based on the most reliable and current information available at the time, provided that no amendments to the Work Plan may be made without the approval of the CSC, subject to the following. The Work Plan, including trial design and budget pursuant to Section 2.4.1 below, shall be reviewed and agreed upon annually by the CSC provided the Work Plan can also be modified by the CSC throughout the year. Corixa shall send to GSK on a [*] basis progress reports on the work, including clinical studies, performed under the Work Plan. Such reports shall be in written form and shall be sent to GSK at least [*] before the next planned meeting of the CSC.

                  2.3.1 DISPUTES; SCIENTIFIC ADVISORY BOARD. In the event the CSC is unable to agree upon the adoption of an amendment to the Work Plan proposed by one of the Parties, or in the event there is a disagreement between the Parties as to whether any Project under the Work Plan should be terminated for reason of technical infeasibility, such dispute shall be resolved by an independent scientific advisory board (the "Scientific Advisory Board"). The Scientific Advisory Board shall be composed of [*] appointed by Corixa, [*] appointed by GSK and a third member appointed by the agreement of [*] members. In order to be eligible for appointment to the Scientific Advisory Board, a person must be independent in all respects from both Corixa and GSK. The Parties shall identify their respective appointees within [*] following notice by one Party to the other of a dispute as to a proposed amendment to the Work Plan or the termination of a Project for technical infeasibility. The first [*] members so appointed will have an additional [*] days to choose the [*]. Corixa and GSK shall share equally any cost involved in the engagement and services of such [*] The Scientific Advisory Board shall evaluate the disputed proposed amendment to the Work Plan or termination and shall determine whether, in light of all circumstances, including without limitation, scientific and technical feasibility and, subject to Corixa's obligation to provide the Corixa Invested Funds, resource availability, (i) such amendment would increase or decrease the likelihood of one or both Licensed Products advancing to completion of Proof of Principle Clinical Trials or whether (ii) such Project should indeed be terminated for technical infeasibility. Notwithstanding the foregoing, the Parties may, by agreement, identify a more specific or relevant standard for the Scientific Advisory Board to consider in resolving a particular dispute. The Scientific Advisory Board shall make its determination as soon as reasonably possible, but no later than thirty
         (30) days after referral of the dispute to the Scientific Advisory Board by the Parties. Decisions of the Scientific Advisory Board shall be made by [*] vote of the members and shall be announced, with such reasoning as the Scientific Advisory Board, in its sole discretion, shall determine to be appropriate, in a document delivered on the same date to both Parties. In the event that the Scientific Advisory Board makes a decision concerning a disputed amendment to the Work Plan, which decision is counter to the position advocated by GSK, and such decision will result in the Program, as it relates to the Licensed [*] Products and/or the Licensed [*] Products, being conducted in a manner which is materially different than the manner set forth in the Work Plan as it existed

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         immediately before such dispute arose, then GSK may exercise the
         Buy-Back Option relating to such Licensed Products (the "Affected Products") as set forth in Section 2.3.2.

                  2.3.2 BUY-BACK OPTION. Subject to the terms and conditions set forth herein, GSK shall have the option (the "Buy-Back Option") to license back from Corixa the intellectual property rights licensed to Corixa hereunder, to research, develop and commercialize the Affected Products within the applicable Licensed Products Field (the "Affected Product Rights"). The Buy-Back Option shall be exercisable by GSK giving written notice of its desire to exercise such option within [*] days of receipt by GSK of the notice of the decision of the Scientific Advisory Board that created the Affected Products. The terms of any license granted to GSK upon exercise of the Buy-Back Option (the "Buy-Back Option License") shall be in accordance with the terms set forth in this Section 2.3.2 and the terms set forth on Exhibit 2.3.2. In addition, upon exercise of the Buy-Back Option, GSK shall automatically have the rights provided in Section 3.2 of the Corixa Takeaway Agreement related to the development and commercialization of TDM Products for use in association with the Affected Products as if such Affected Products were "Proof of Principle Products" for purposes of Section 3.2 of the Corixa Takeaway Agreement.

         2.4 FUNDING COMMITMENT. Corixa shall be responsible for providing the resources and funding necessary to perform the work under the Work Plan, pursuant to the terms herein, subject to Section 2.4.3, up to a maximum of sixteen million dollars ($16,000,000) for each of the two Projects (the "Corixa Invested Funds"). The Parties acknowledge that the Corixa Invested Funds will be used to fund Project Costs, all as further set forth in the Work Plan and budgets described in Section 2.4.2.

                  2.4.1 BUDGETS. The Work Plan includes the initial budget for the Program. The initial budget shall be reviewed on an annual basis by the CSC or whenever material changes are made to the Work Plan. The budget shall include the projected cost, on a Project-by-Project basis, of progressing both Projects through to completion of a Proof of Principle Clinical Trial.

                  2.4.2 DEVELOPMENT EXPENDITURES. The cost of obtaining or performing the following goods, services and activities shall be deemed to be included within the Project Cost for the Project to which such costs relate: (a) [*], (b) [*], including without limitation[*], and [*] (c) [*] [*], including without limitation, [*] and [*], (d) [*],
         (e) [*] and [*], and (f) [*] the [*] described in [*] of the Amended MFA and [*]. Materials supplied by Corixa for use in Proof of Principle Clinical Trials shall be accounted for at [*]. Services supplied by Corixa employees, if any, shall be accounted for on an FTE basis with the reimbursement rate for each FTE being fixed at an annual rate of [*], such rate being subject to increase once per year beginning in 2003, to reflect any increase in the cost-of-living Consumer Price Index for the geographic region where the applicable FTE is located ("COLA") with such increase being given effect as of the start of the following calendar year to which such rate applies. The foregoing FTE rate includes the

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         cost of [*] (such as [*] and [*]) but excludes the [*] and [*] provided by [*] and the [*] of [*].

                  2.4.3 EFFECT OF RESOURCE LIMITATIONS ON WORK PLAN. Corixa shall not be obligated to commence or undertake any new activity under the Work Plan as in existence on the Effective Date or as amended from time to time thereafter, including without limitation any new clinical trial, if there are not sufficient remaining Corixa Invested Funds available to complete such new activity. Under such circumstances, the CSC shall meet to determine how to modify the Work Plan to maximize the benefits from the remaining Corixa Invested Funds in light of the purposes of the Program including by allocating resources remaining unspent for a Project to the other Project, within the limit of the Corixa Invested Funds and up to a maximum of [*] which represents [*] of the Corixa Invested Funds for each Project. In addition when Corixa has spent [*] of the Corixa Invested Funds for any particular Project for which Proof of Principle Clinical Trials have not been yet achieved, Corixa shall inform GSK and GSK shall have the option to buy-back that Project and acquire world-wide development, manufacturing and commercialization rights with respect to the Licensed Products in connection with that Project under the conditions described in Exhibit
         2.4.3 attached hereto (the "[*] Option"). More specifically, within [*] of Corixa determining that [*] of the Corixa Invested Funds have been spent for a particular Project, Corixa will provide written notice of such determination to GSK, which notice shall include a summary of the Project to which the [*] Option pertains (the [*] Option Notice"). The [*] Option shall commence upon receipt by GSK of the [*] Option Notice and shall terminate [*] days thereafter. The terms of any license granted to GSK upon exercise of the [*] Option (the "[*] Option License") shall be in accordance with the terms set forth on Exhibit
         2.4.3. In addition, upon exercise of the [*] Option, GSK shall automatically have the rights provided in Section 3.2 of the Corixa Takeaway Agreement related to the development and commercialization of TDM Products for use in association with the Project as if the products under development as part of such Project were "Proof of Principle Products" for purposes of Section 3.2 of the Corixa Takeaway Agreement. GSK shall exercise the [*] Option by giving written notice to Corixa of its desire to exercise such rights within [*] days of receipt of the [*] Option Notice. Corixa shall have the co-promotion rights described in Section 6.1 to Licensed Product that GSK licenses through the exercise of the [*] Option. In the event GSK does not exercise the [*] Option for any available Project, Corixa and/or GSK may seek additional financing to fund the research and development of Project(s) which have been developed under the Work Plan but which have not achieved Proof of Principle Clinical Trial prior to the expiration or termination of the Program Term. If funding is obtained, then Corixa will continue to develop such Project(s) through completion of the Proof of Principle Clinical Trial, including generation of the Proof of Principle Report therefor, provided that neither Corixa nor GSK shall be obligated to provide any of the additional funding required or to encumber any of their assets to obtain additional funding.

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         2.5      CONTRACT SERVICES; THIRD PARTY TECHNOLOGY. Corixa shall enter into such contract service agreements as it reasonably determines to be necessary or convenient in the exercise of sound business judgment and in light of the goals set forth in the Work Plan.

                  2.5.1 INTELLECTUAL PROPERTY MATTERS. Corixa will make reasonable efforts to ensure that any service agreements it enters into shall provide: (a) for the assignment or conveyance of ownership of intellectual property rights in all inventions conceived or reduced to practice in the performance of such contracted services to Corixa including transferability to GSK if and when GSK exercises its Proof of Principle Option, Buy-Back Option or [*] Option and (b) that the other party to such agreement shall maintain, and cause it employees and consultants to maintain, records in sufficient detail and in a good scientific manner appropriate for obtaining and maintaining intellectual property rights and protections, including, without limitation, patent rights.

                  2.5.2 THIRD PARTY TECHNOLOGY. Corixa may obtain such licenses or other rights to intellectual property or technology Controlled by Third Parties, as are required or reasonably useful for the research and development activities to be performed hereunder. Corixa will give notice to GSK prior to obtaining rights to intellectual property or technology from a Third Party (including a description of such intellectual property or technology) and will consider in good faith any information about such rights or technology as is promptly provided by GSK.

         2.6 ADVERSE EVENTS. During the Term, Corixa and GSK each agree to promptly inform the other of any information that it obtains or develops regarding the safety of any substance which, under the Work Plan, is to be used in the manufacture or development of, or is to be incorporated in, a Licensed Product, and each shall promptly report to the other any confirmed information of serious or unexpected reactions or side effects related to the utilization or administration to humans of any such substance. Corixa, in close consultation with GSK, shall be responsible for reporting adverse events arising from the use of Licensed Products to the FDA and other regulatory authorities; provided however, that GSK shall have such obligation for Licensed Products for which GSK acquires research, development and commercialization rights through the exercise of its Buy-Back Option, the Proof of Principle Option, the [*] Option or otherwise.

                                    SECTION 3
                          GSK PROOF OF PRINCIPLE OPTION

         3.1 PROOF OF PRINCIPLE CLINICAL TRIALS. Completion of a Proof of Principle Clinical Trial for a Licensed Product shall trigger GSK's option to acquire certain rights as set forth in this Section 3. A Proof of Principle Clinical Trial for a Licensed Product shall be deemed to have been completed when the following items have been accomplished with respect to such Licensed
Product: (a) [*] and (b) the achievement of [*] (such trials are "Proof of Principle Clinical Trials").

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                  3.1.1    COMPLETION OF PROOF OF PRINCIPLE CLINICAL TRIALS.
         Upon completion of each Proof of Principle Clinical Trial, Corixa shall prepare a final, written study report containing the full, complete and final data and conclusions with respect to such data (the "Proof of Principle Report"). Corixa shall deliver a copy of each Proof of Principle Report to the CSC and to GSK.

                  3.1.2 GSK'S PROOF OF PRINCIPLE OPTION. Subject to the terms and conditions set forth herein, GSK shall have an option to acquire an exclusive (even as to Corixa), royalty-bearing, worldwide license or sublicense, as applicable, with the right to grant further sublicenses, under all of: (a) the intellectual property rights licensed by GSK to Corixa under Section 4.1 hereof and (b) Corixa's right, title and interest in and to any and all Corixa Program Inventions or Joint Program Inventions, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep and import the Licensed Products described in the Proof of Principle Report within the applicable Licensed Product Field (the "Proof of Principle Option"). Each Proof of Principle Option shall commence upon receipt by GSK of the Proof of Principle Report for a Licensed Product. The terms of any license granted to GSK upon exercise of the Proof of Principle Option (the "Proof of Principle Option License") shall be in accordance with the terms set forth in this Section 3.1.2 and the terms set forth on
         Exhibit 3.1.2. Upon exercise of the Proof of Principle Option, GSK shall automatically have the rights provided in Section 3.2 of the Corixa Takeaway Agreement related to the development and commercialization of TDM Products for use in association with the Licensed Products described in the Proof of Principle Report. GSK shall exercise the Proof of Principle Option if at all, by giving written notice to Corixa of its desire to exercise such option within [*] days of receipt of the Proof of Principle Report to which the option relates. Such notice shall make specific reference to the Proof of Principle Report to which it is responsive. Corixa shall have certain co-promotion rights to the Product Fields that GSK licenses through the exercise of the Proof of Principle Option as set forth in Section 6.1.

                  3.1.3 FAILURE TO EXERCISE PROOF OF PRINCIPLE OPTION. In the event GSK does not exercise its Proof of Principal Option, Corixa shall retain the right to research, develop and commercialize the Licensed Products as set forth in Section 4.1.

                                    SECTION 4
                            LICENSE GRANTS TO CORIXA

         4.1 LICENSE GRANT TO CORIXA BY GSK. Subject to the terms and conditions set forth herein, including without limitation, certain rights of GSK as set forth in Section 2.3.2, Section 2.4.3 and Section 3.1.2, GSK hereby grants to Corixa, for the Term, an exclusive (even as to GSK), royalty-bearing, worldwide license or sublicense, as applicable, with the right to grant further sublicenses, under all of GSK's right, title and interest in and to the GSK Licensed Patents, GSK Licensed Know-How, GSK Patents, GSK Know-How, GSK Program Inventions and Joint Program Inventions to research, develop make, have made, use, have used, sell, offer

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for sale, have sold, keep and import solely the following: (a) Licensed [*]
Products for use in the Licensed [*] Products Field and (b) Licensed [*] Products for use in the Licensed [*] Products Field.

         4.2 OTHER INTELLECTUAL PROPERTY RIGHTS. If Corixa desires to obtain a non-exclusive license to any intellectual property rights Controlled by GSK not specifically granted herein, then Corixa may request such a license and GSK shall, subject to such rights being legally available for licensing to Corixa, duly consider such request in good faith. At any time prior to such a request from Corixa, or if no agreement is reached within a reasonable period of time not to exceed [*] after such a request, GSK shall be free to out-license or otherwise convey or encumber such rights free from the obligations set forth in this Section 4.2. For the avoidance of doubt, this right of negotiation shall only apply to intellectual property rights that could enable or assist Corixa to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep and import Licensed Products in the Licensed Products Field in accordance with Section 4.1.

         4.3 PAYMENT TERMS. In consideration of the grant of rights granted under Section 4.1 hereunder, Corixa agrees to pay royalties and milestones to GSK in accordance with the terms and conditions of Sections 6 and 7 of the Multi-Field Agreement; provided, however, that in the event Corixa out-licenses rights with respect to a particular Licensed Product, then Corixa shall pay to GSK [*] of the net proceeds as contemplated by Section 7(h) of the Multi-Field Agreement. Subject to the limitation set forth in the preceding sentence, for purposes of payments by Corixa to GSK pursuant to this Section 4.3, all terms and conditions applicable to Vaccine Products under Sections 6 and 7 of the Multi-Field Agreement shall apply to Licensed Products and are hereby incorporated by reference into this Section 4.3, including without limitation, the definitions of the capitalized terms used in Sections 6 and 7. Milestones and royalties on Net Sales of such Licensed Product payable by Corixa to GSK shall be determined as if Corixa were GSK and GSK were Corixa for purposes of Sections 6 and 7 of the Multi-Field Agreement.

                  4.3.1 WITHHOLDING TAXES. Each Party shall be entitled to deduct from amounts otherwise due and payable hereunder (including any royalties or other amounts due under Sections 6 and 7 of the Multi-Field Agreement and any amounts due and payable under this
         Section 4.3) any withholding taxes, value-added taxes, sales taxes or any other taxes, levies or charges with respect to amounts payable hereunder (other than United States taxes and/or taxes imposed on or measured by such party's net income), including any taxes that are required to be withheld by the paying party on behalf of the receiving party, to the extent such taxes, levies and changes are levied against the paying party by governmental authorities. Each party shall use commercially reasonable efforts to minimize any such taxes, levies or charges required to be withheld on behalf of the receiving party by the paying party. Upon the receiving party's request, the paying party promptly shall deliver to the receiving party proof of payment of all such taxes, levies and other charges. Each paying party shall reasonably cooperate with the receiving party (at the receiving party's expense) regarding the characterization of payments so that the receiving party may take advantage of any and all benefits under any applicable treaty

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         and/or in efforts required by the receiving party to receive any reimbursement or refund of amounts so paid or withheld.

         4.4 CORIXA TAKEAWAY AGREEMENT. In the event that Corixa completes the research and development work set forth in the Work Plan, the Parties rights in and to certain intellectual property rights that are subject to the license granted to Corixa under Section 2.1 of the Corixa Takeaway Agreement shall automatically convert as set forth in the Corixa Takeaway Agreement. Notwithstanding the foregoing, in the event the CSC terminates the research and development work under the Work Plan because of technical infeasibility, safety concerns or such other reasons as they shall determine to be appropriate, other than for Corixa's material breach, but subject to the Buy-Back Option and the [*] Option in the event they are applicable under the circumstances, for purposes of this Section 4.4, the research and development work set forth in the Work Plan shall be deemed to be completed and the conversion of rights set forth in the Corixa Takeaway Agreement shall automatically occur.

                                    SECTION 5
                               TECHNOLOGY TRANSFER

         5.1 TECHNOLOGY TRANSFER. Promptly following the Effective Date, GSK shall begin the process of making available to Corixa the technology claimed or covered by the intellectual property rights licensed by GSK to Corixa under
Section 4.1 hereof.

         5.2 [*] AND [*] SUPPLY. GSK hereby agrees to supply to Corixa [*] and the [*] that are identified in the Work Plan (collectively, the "GSK Materials") as set forth in the Work Plan and this Section 5.2. GSK shall supply the GSK Materials in sufficient quantities to enable Corixa to conduct the activities under the Work Plan, including without limitation, (i) [*], (ii) [*] and (iii) [*]. Such supply shall be pursuant to GSK's form of material transfer agreement as modified to indemnify Corixa, Corixa's Affiliates and Corixa's contract service providers in connection with the use of the GSK Materials but only with respect to the use of the GSK Materials under the Work Plan and not for any other use. The GSK Materials shall meet reasonable specifications as agreed by GSK and Corixa. The GSK Materials shall be supplied in a form and condition appropriate to enable Corixa to file an investigational new drug application as required to initiate clinical trials for the Licensed Product and shall be accompanied by such documentation as may be reasonably necessary to enable Corixa to support such an application. In the event GSK does not exercise its Proof of Principle Option, Buy-Back Option or [*] Option, as applicable, GSK shall enter into good faith negotiations with respect to the supply of GSK Materials required by Corixa or its Sublicensee(s) for further clinical trials on a commercially reasonable fee basis. GSK agrees to either (i) enter into good faith negotiations for a supply agreement for commercial quantities of the GSK Materials with Corixa, its Sublicensee, or their Affiliates, under commercially reasonable terms that would include supply at [*] taking into account any supply and licensing terms and conditions that are applicable to GSK if any of such GSK Materials are manufactured by a Third Party supplier or are licensed from a Third Party or (ii) enter into good faith negotiations with a Third Party contract manufacturer identified by Corixa to grant such Third Party a sublicense to manufacture GSK Materials on terms to be

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negotiated in good faith, taking into account any supply and licensing terms and conditions that are applicable to GSK if any of such GSK Materials are manufactured by a Third Party supplier or are licensed from a Third Party. In addition, if any GSK Adjuvant supplied by GSK for use under the Work Plan is [*] such [*] shall be supplied to Corixa at [*]

                                    SECTION 6
                           CORIXA CO-PROMOTION OPTION

         6.1      CORIXA U.S. CO-PROMOTION RIGHTS.

                  6.1.1 Corixa shall have the option to become GSK's co-promotion partner in the United States with respect to any Licensed Product for which GSK exercises its Proof of Principle Option, on the terms and conditions set forth in Exhibit 6.1 (Paragraph 6.1.1) ("Corixa Co-Promotion Option").

                  6.1.2 Corixa Co-Promotion Option shall also extend on the terms and conditions set forth in Exhibit 6.1 (Paragraph 6.1.2) to (a) the first product developed by GSK that is composed of [*] Antigen or [*] Antigen and no other Antigen and to (b) any replacement product composed of [*] Antigen or [*] Antigen and no other Antigen, provided the regulatory filing of such product related to the [*] or [*] Antigen portion of such product is based on efficacy data generated as part of the Work Plan and/or as part of Phase III Clinical Trial(s) co-funded by Corixa, provided that no additional Phase III Clinical Trial(s) are necessary for the new product approval, in case GSK decides to exercise its Proof of Principle Option with respect to Licensed [*] Products or Licensed [*] Products as the case may be but does not wish to pursue further the development and/or commercialization of the concerned Licensed [*] Products or Licensed [*] Products as the case may be.

                  6.1.3 Corixa Co-Promotion Option shall also extend on the terms and conditions set forth in Exhibit 6.1 (Paragraph 6.1.3) to the first product developed by GSK that is composed of [*] Antigen or [*] Antigen and no other Antigen (and to any replacement product composed of [*] Antigen or [*] Antigen and no other Antigen provided the regulatory filing of such product related to the [*] or [*] Antigen portion of such product is based on efficacy data generated as part of the Work Plan and/or as part of Phase III Clinical Trial(s) co-funded by Corixa, provided that no additional Phase III Clinical Trial(s) are necessary for the new product approval, in case GSK decides to exercise its Proof of Principle Option with respect to Licensed [*] Products or Licensed [*] Products as the case may be and pursues in parallel the development and/or commercialization of the concerned Licensed [*] Products or Licensed [*] Products as the case may be and of that first product developed by GSK that is composed of [*] Antigen or [*] Antigen, as applicable.

                  6.1.4 Every [*] months after GSK commences a Phase III Clinical Trial for the applicable product, GSK shall provide a written report to Corixa detailing GSK's efforts

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         to develop any products that are subject to the Corixa Co-Promotion
         Option. In addition to the foregoing notice, GSK shall provide Corixa with not less than [*] days prior written notice (i) before initiating a Phase III Clinical Trial of any Licensed Product that is subject to the Corixa Co-Promotion Option or (ii) following the exercise of its Proof of Principle Option, before initiating a Phase III Clinical Trial of any GSK product that is subject to the Corixa Co-Promotion Option.

                  6.1.5 Corixa shall have the further option to become GSK's co-promotion partner in the United States with respect to any Licensed Product for which GSK exercises its [*] Option, on the terms set forth in Exhibit 6.1 (Paragraph 6.1.1) (the "Corixa [*] Option"), subject to a possible reduction in the amount of Corixa's percentage profit share as follows. If GSK exercises its [*] Option, GSK will be responsible, among other things, for the cost required to bring such Licensed Product to completion of the Proof of Principle Clinical Trial (such costs are the "Actual Additional GSK Funding"). If Corixa exercises the [*] Option for such a Licensed Product, Corixa's percentage profit share will be reduced by the same percentage as the Actual Additional GSK Funding represents of the total Project Costs incurred by Corixa for such Licensed Product as of the time GSK exercised the [*] Option ("Corixa's Actual Project Costs"). However, if Corixa commits to GSK in writing, within [*] following GSK's exercise of the [*] Option for such Licensed Product, to reimburse GSK for the amount of the Actual Additional GSK Funding (regardless of the outcome of the Proof of Principal Clinical Trial) plus an additional [*] of such Actual Additional GSK Funding, and such Actual Additional GSK Funding is equal to or less than [*] of Corixa's Actual Project Costs for such Licensed Product, then no such reduction in Corixa's percentage profit share shall be implemented. In the event that the Actual Additional GSK Funding exceeds [*] of Corixa's Actual Project Costs for such Licensed Product, then Corixa shall not be obligated to reimburse such amounts despite its prior commitment to do so and Corixa's percentage profit share will be reduced by the same percentage as the Actual Additional GSK Funding represents of Corixa's Actual Project Costs.

         6.2 CO-PROMOTION AGREEMENT. If Corixa desires to exercise the Corixa Co-Promotion Option, it may do so by providing written notice to GSK of such desire at any time prior to the [*] for the Licensed Product or product in respect of which Corixa desires to exercise such option but no less than [*] prior to said [*] initiation. Corixa and GSK shall negotiate the terms of a form co-promotion agreement to be attached hereto as Exhibit 6.2 within [*] months of the Effective Date (the "Co-Promotion Form"). In the event Corixa provides timely notice to GSK of its desire to exercise the Corixa Co-Promotion Option, Corixa and GSK shall thereafter negotiate in good faith towards a co-promotion agreement to be substantially in the form attached hereto as Exhibit 6.2 with such additions as are required to complete the Co-Promotion Form based on the facts at hand (for example, by inserting the Licensed Product name and other factual information that is not available at this time). GSK and Corixa may agree to such modifications of the Co-Promotion Form as they shall mutually determine to be appropriate and acceptable, but if either GSK or Corixa insists on modifications beyond those that are required to bring the agreement, or the performance of GSK or Corixa as defined by the agreement, into compliance with applicable laws and industry practice, then such insistence shall be deemed to

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be a breach of this Section 6.2. If Corixa fails to timely notify GSK of its desire to exercise the Corixa Co-Promotion Option with respect to a particular Licensed Product or product, then the Corixa Co-Promotion Option with respect to such Licensed Product or product shall lapse.

         6.3 NO SUBLICENSE OF RIGHTS. Corixa shall have no right to sublicense the Corixa Co-Promotion Option except as set forth herein. If Corixa exercises the Corixa Co-Promotion Option, Corixa shall have the right to: (a) engage one or more contract sales organizations other than major competitors of GSK and (b) may assign its rights under a co-promotion agreement to its successor in the event of a change-of-control of Corixa but only for a then-marketed product and with respect to any not yet-marketed product, upon such a change-of-control, the Corixa Co-Promotion Option shall otherwise terminate.

         6.4 OTHER AMOUNTS PAYABLE. For the avoidance of doubt, if Corixa elects to exercise its Co-Promotion Option with respect to a Licensed Product, it shall still be entitled to receive the upfront fee and milestone payments (post Proof of Principle Clinical Trial) which are otherwise due hereunder in addition to a share of the profits as detailed on Exhibit 6.1 and, if Corixa elects not to exercise its Co-Promotion Option with respect to a Licensed Product, Corixa shall be entitled to receive such upfront fee, milestone payments (post Proof of Principle Clinical Trial) and royalties as are otherwise provided hereunder, including without limitation, as provided under Section
2.4.3 and Section 3.1.2 and the related Exhibits.

                                    SECTION 7
                          INTELLECTUAL PROPERTY MATTERS

         7.1 INTELLECTUAL PROPERTY MATTERS. The filing, prosecution, maintenance and enforcement of the intellectual property rights that are subject to this Agreement shall be governed by Section 10 of the Amended MFA.

         7.2 DISCLOSURE OF INVENTIONS. Corixa shall provide the Patent Committee written disclosure of all Corixa Program Inventions and Joint Program Inventions, and GSK shall provide the Patent Committee written disclosure of all GSK Program Inventions and Joint Program Inventions, in each case prior to filing patent applications covering such inventions in order that the Parties may determine inventorship.

                                    SECTION 8
                        CONFIDENTIALITY AND NONDISCLOSURE

         8.1 CONFIDENTIALITY. During the Term and for five (5) years thereafter, irrespective of any termination earlier than the expiration of the Term, Corixa and GSK shall not use or reveal or disclose to any Third Party any confidential information received from any other Party or otherwise developed by any other Party in the performance of activities in furtherance of this Agreement without first obtaining the written consent of the disclosing Party, except as may be otherwise provided herein, or as may be required for purposes of investigating, developing, manufacturing or marketing products within the Licensed Products Field or for securing essential

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or desirable authorizations, privileges or rights from governmental agencies, or as required to be disclosed to a governmental agency, including without limitation, the FDA or the Securities and Exchange Commission, or to carry out any litigation concerning products within the Licensed Products Field; provided, however, that in each such instance, the disclosing Party shall use reasonable efforts to provide notice to the other Party prior to the first disclosure of any particular item of confidential information and shall use reasonable efforts to obtain confidential treatment of such confidential information by the person or entity to which it is disclosed. This confidentiality obligation shall not apply to such information which is or becomes a matter of public knowledge, or is already in the possession of the receiving Party, or is disclosed to the receiving Party by a Third Party having the right to do so, or is subsequently and independently developed by employees of the receiving Party who had no knowledge of the confidential information disclosed. The Parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

         8.2 CORIXA PERMITTED DISCLOSURES. Nothing herein shall be construed as preventing Corixa from disclosing any information received from GSK to: (i) an Affiliate of Corixa, (ii) a Sublicensee or distributor solely in connection with the exercise of Corixa's rights under this Agreement, or (iii) a Third Party in connection with a potential investment, loan, merger or acquisition transaction with Corixa; provided, however, that such Affiliate, Sublicensee, distributor or Third Party has undertaken in writing a similar obligation of confidentiality with respect to the confidential information, with GSK named as a third party beneficiary thereof.

         8.3 REQUIRED DISCLOSURES. All confidential information disclosed by one Party to any other Party shall remain the property of the disclosing Party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a Party to this Agreement based on the insolvency or bankruptcy of such Party, the bankrupt or insolvent Party shall promptly notify the court or other tribunal (i) that confidential information received from the other Party under this Agreement remains the property of the other Party and (ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent Party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of any other Party's confidential information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

         8.4 PRESS RELEASE. The Parties to this Agreement may disclose the nature of this Agreement in joint or individual press releases following signature; provided, however, that the releasing Party shall obtain the prior consent of the other Party on the text of such press release, such consent not to be unreasonably withheld. In the event that either Party reasonably determines that it is required by the applicable laws of any jurisdiction, or the rules of any stock exchange on which its securities are listed or traded, to publicly disclose information concerning this Agreement or the rights and obligations of the Parties hereunder, including without limitation, the circumstances under which money or other consideration may become payable hereunder and the amount(s) of such payment(s), then such Party shall provide the other Party with a reasonable opportunity to review the text of such disclosure and the disclosing Party shall use reasonable best efforts to implement the reasonable comments provided by the other Party while still complying with such laws or rules.

                                    SECTION 9
                              TERM AND TERMINATION

         9.1 PROGRAM TERM AND TERM. Unless earlier terminated in accordance with the terms hereof, the Program term shall commence on the Effective Date and shall expire upon the first to occur of the following events: (a) all work to be performed under the Work Plan has been completed, (b) the CSC has determined to terminate the Program, for example due to technical infeasibility or safety concerns, but not due to a dispute between the Parties, or (c) the Corixa Invested Funds are fully expended (the "Program Term"). Subject to the last sentence of Section 9.4.1 below, unless earlier terminated in accordance with the terms hereof, the Term shall commence upon the Effective Date and shall expire upon the expiration of the last GSK Patent and GSK Licensed Patent licensed by GSK to Corixa hereunder at which point, subject to the surviving terms and conditions as set forth in Section 9.7 and subject to Corixa's obligations to make the payments called for under Section 4.3 if still applicable, all of the rights and obligations hereunder shall terminate and the license granted under Section 4.1 hereof shall automatically convert to an irrevocable, fully-paid and perpetual license (the "Term"). If the Term is terminated in accordance with this Section 9 prior to the expiration of the Program Term, then the Program Term shall terminate simultaneously with the termination of the Term, subject to Corixa's obligations to make the payments called for under Section 4.3,.

         9.2 CERTAIN RIGHTS UPON A MATERIAL BREACH. Failure by a Party (the "Breaching Party") to comply with any of its material obligations contained herein (a "Default") shall entitle the other Party (the "Non-Defaulting Party") to take the actions provided for in this Section 9. Upon a Default, the Non-Defaulting Party shall give notice to the Breaching Party specifying the nature of the Default, demanding that it cure such Default, and stating its intention to exercise its rights under Section 9.2 or Section 9.3, if such Default is not cured. If such Default is not cured within [*] days after the receipt of such notice, then: (a) if the Non-Defaulting Party is GSK, GSK shall be entitled, in addition to any rights GSK may have at law or equity, to terminate this Agreement, in which case all rights and licenses granted to Corixa hereunder shall terminate and GSK shall have no obligations whatsoever to Corixa with respect to the Licensed Products covered by such terminated rights and licenses (other than the obligations which survive termination of this Agreement under Section 9.8 to the extent applicable), and (b) if the Non-Defaulting party is Corixa, Corixa shall be entitled, in addition to any other rights Corixa may have at law or in equity, to exercise its rights under
Section 9.5; provided, however, that in both cases, such rights shall be stayed if either (i) the breach is susceptible to cure but not within such [*] day period, in which case, the exercise of such rights shall be stayed so long as the Breaching Party uses best reasonable efforts to cure such breach, or (ii) the Breaching Party shall have initiated dispute resolution in accordance with
Section 12.6 with respect to the alleged Default during such [*] day period.

         9.3 RIGHTS IN BANKRUPTCY. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy Code. GSK may terminate this Agreement if, at any time, Corixa shall file in any court or agency pursuant to any statute or regulation of the United States or of any individual

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

state or foreign country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee or Corixa or of its assets, or if Corixa proposes a written agreement of composition or extension of its debts, or if Corixa shall be served with an involuntary petition against it filed in any insolvency proceeding, and such petition shall not be dismissed within [*] days after the filing thereof, or if Corixa shall propose or be a party to any dissolution or liquidation, or if Corixa shall make an assignment for the benefit of creditors. Notwithstanding the bankruptcy of Corixa, or the impairment of performance by Corixa of its obligations under this Agreement as a result of bankruptcy or insolvency of Corixa, GSK shall be entitled to retain the rights and licenses granted herein.

         9.4 CERTAIN CONSEQUENCES OF TERMINATION. Following are certain consequences of the termination of this Agreement under Section 9. This Section
9.4 does not set forth all consequences of a termination of this Agreement that may arise pursuant to the exercise of the Parties of their respective rights and remedies arising hereunder or otherwise arising under law or equity. All such other rights and remedies shall be cumulative and are not waived or limited by the occurrence of the following consequences of termination.

                  9.4.1 RIGHTS UPON FAILURE OF CORIXA TO PERFORM THE WORK UNDER THE WORK PLAN. In the event Corixa fails to perform the research and development work set forth in the Work Plan, such failure shall be a Default under this Agreement and, subject to the notice and cure provisions set forth in Section 9.2, GSK shall be entitled to terminate the Agreement. If GSK chooses to terminate this Agreement, then upon such a termination: (i) all rights and licenses granted hereunder shall terminate and shall revert to GSK free of any obligations to Corixa (other than the obligations which survive termination of this Agreement under Section 9.8 to the extent applicable) and (ii) Corixa shall be deemed to be in material breach of the Corixa Takeaway Agreement with the consequences set forth in Section 9.2.1 of the Corixa Takeaway Agreement. Notwithstanding the foregoing, in the event the CSC terminates the research and development work under the Work Plan because of technical infeasibility, safety concerns or such other reasons as they shall determine to be appropriate, then Corixa's failure to complete such research and development work shall not constitute a breach of this Agreement and Corixa shall not be in Default hereunder or under the Corixa Takeaway Agreement by virtue of such failure and GSK shall have the right to buy back the terminated Project(s) on the terms and conditions set forth on Exhibit 2.3.2, as if the products under development, or which could have been developed, in connection with such terminated Project(s), were "Affected Products" as of the date the CSC terminated such Project(s). Likewise if the Corixa Invested Funds allocated to a Project are spent, and GSK did not exercise the [*] Option for such Project, and Corixa failed to reach Proof of Principle Clinical Trials with respect to such Project, then GSK shall have the right to buy back the terminated Project on the terms and conditions set forth on Exhibit 2.3.2 as if the products under development, or which could have been developed, in connection with such terminated Project, were "Affected Products" as of the date that the Corixa Invested Funds allocated to such Project are spent; provided, however, that GSK shall not be obligated to pay

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                                                                              22

         Corixa any Risk Fee in case GSK buys-back the terminated Project under the circumstances described in this Section 9.4.1.

         9.5 DEFAULT BY GSK. The Parties acknowledge that, in the event that GSK commits a Default under this Agreement, Corixa's remedies should include the right to continue to make, use and sell Licensed Products, subject to the obligation to pay royalties to GSK, and that GSK should forfeit certain of the options and rights granted to it hereunder because of such Default. Therefore, upon Default by GSK, subject to the notice and cure provisions set forth in Section 9.2 hereof, Corixa shall have the option of terminating this Agreement or opting for a partial termination with the effects set forth herein (a "Partial Termination"). Corixa shall exercise such option by providing notice to GSK. Pursuant to a Partial Termination, the Program Term shall immediately terminate, all rights, licenses and options granted to GSK hereunder, including without limitation, the [*] Option, the Proof of Principle Option and the Buy-Back Option, shall automatically terminate and Corixa's rights with respect to the research, development and commercialization of Licensed Products shall continue subject only to its obligations to make the payments called for under
Section 4.3

         9.6 CERTAIN CONSEQUENCES OF TERMINATION OF THE PROGRAM TERM. Except as otherwise provided in Section 9.5 hereof, upon the expiration or termination of the Program Term, any Proof of Principle Option that is then in effect with respect to a particular Licensed Product shall continue, subject to the limitations applicable to such right, until it is exercised or rejected by GSK or it expires. For the avoidance of doubt, a Proof of Principle Option shall be "in effect" for the purposes of the foregoing sentence if a report or a notice from Corixa to GSK has been sent notifying GSK of the availability of such option, or such report or notice should have been sent under the terms and conditions of this Agreement, and such option has not been rejected by GSK or expired, and no license has yet resulted. The Program Term shall be deemed to be extended until the last of such Proof of Principle Options has been exercised or rejected by GSK, or expires, in each case in accordance with the terms of such Proof of Principle Option.

         9.7 FAILURE TO DEVELOP. In the event GSK exercises the Proof of Principle Option with respect to a Licensed Product comprising either [*] Antigen or [*] Antigen and GSK has not, within [*] following the date of such exercise, commenced a Phase III Clinical Trial: (a) for such Licensed Product, or (b) for any other product comprising the same Antigen and to which Corixa's Co-Promotion Option may then apply pursuant to Section 6.1, in either case other than for reasons outside of GSK's reasonable control, then all rights, licenses and options granted to GSK with regard to such Licensed Product shall automatically terminate and Corixa's rights with respect to the research, development and commercialization of such Licensed Product shall continue subject only to its obligations to make the payments called for under Section 4.3.

         9.8 ACCRUED RIGHTS; SURVIVING OBLIGATIONS. Termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to or on account of such termination. All remedies provided hereunder or elsewhere are cumulative. Sections 7, 8, 9, 10, 11, 12.4 and 12.8 of this Agreement shall survive the termination of this Agreement for any reason and, Section 1 hereof shall survive such termination to the extent any terms defined therein are used in such other surviving provisions.

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                                                                              23

                                   SECTION 10
                             INDEMNITY AND INSURANCE

         10.1 INDEMNIFICATION. Subject to Section 5.2 above and Section 10.2 below, from and after the Effective Date, except as otherwise herein specifically provided, each of the Parties hereto shall defend, indemnify and hold harmless the other Party and its successors and assigns, and their respective officers, directors, shareholders, partners and employees from and against all losses, damage, liability and expense including legal fees (but excluding punitive or consequential damages and lost profits) ("Losses") incurred thereby or caused thereto arising out of or relating to (i) any breach or violation of, or failure to properly perform, any covenant or agreement made by such Indemnifying Party (as defined in Section 10.2) in this Agreement, unless waived in writing by the Indemnified Party (as defined in Section 10.2);
(ii) any breach of any of the representations or warranties made by such Indemnifying Party in this Agreement; (iii) the manufacture, marketing, distribution or sale of products that are sold by or offered for sale on behalf of, the Indemnifying Party, its Affiliates or sublicensees; or (iv) the gross negligence or willful misconduct of the Indemnifying Party.

         10.2 INDEMNIFICATION PROCEDURE. If either Corixa or GSK (in each case an "Indemnified Party") receives any written claim which it believes is the subject of indemnity hereunder by either GSK or Corixa, as the case may be (in each case an "Indemnifying Party") the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including full particulars of such claim to the extent known to the Indemnified Party; provided, however, that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party, and at the cost of the Indemnifying Party. If the Indemnifying Party does not so assume the defense of such claim, the Indemnified Party may assume such defense with counsel of its choice at the sole expense of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the Indemnified Party.

         10.3 ASSISTANCE. The Party not assuming the defense of any such claim shall render all reasonable assistance to the Party assuming such defense, and all out-of-pocket costs of such assistance shall be borne solely by the Indemnifying Party.

         10.4 SETTLEMENT. No such claim shall be settled other than by the Party defending the same, and then only with the consent of the other Party, which shall not be unreasonably withheld; provided, however, that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.

         10.5 INSURANCE. Each Party shall maintain in full force and effect liability insurance coverage with terms comparable to that maintained by other similarly-situated biomedical companies engaged in clinical evaluations and/or the sale of a drug product, as applicable. Each Party shall maintain such liability insurance so long as it, its Sublicensees or their Affiliates are engaged in the sale of a Licensed Product and for an additional period of [*] years thereafter. The amounts of insurance coverage required under this Section
10.5 shall not be construed to create a limit of the insured Party's liability with respect to its indemnification obligation under Section 10 or under any other provision of this Agreement.

         10.6 LIMITATION ON DAMAGES. IN NO EVENT SHALL EITHER PARTY OR ANY OF THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY OTHER PARTY, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF (A) THE MANUFACTURE, USE OR SALE OF ANY PRODUCT DEVELOPED OR MARKETED HEREUNDER OR (B) ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT EXCEPT TO THE EXTENT REQUIRED FOR AN INDEMNIFYING PARTY TO PROVIDE INDEMNITY TO AN INDEMNIFIED PARTY AGAINST SUCH DAMAGES IN THE EVENT SUCH DAMAGES ARE SUCCESSFULLY ASSERTED AGAINST AN INDEMNIFIED PARTY BY A THIRD PARTY.

                                   SECTION 11
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         11.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Party hereby represents, warrants and covenants to the other Parties as of the Effective Date as follows:

         (a) Such Party has the power, authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

         (b) Such Party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such Party's activities related to this Agreement have violated, or that by conducting the activities as contemplated herein such Party would violate, any of the intellectual property rights of any other person.

         (c) The execution and delivery of this Agreement and the performance of such Party's obligations hereunder do not conflict with or violate any requirement of applicable law or

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

regulation or any provision of articles of incorporation, bylaws or limited partnership agreement of such Party, as applicable, in any material way, and do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

         (d) Such Party is a corporation duly organized and in good standing under the laws of its jurisdiction of incorporation, and has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

         (e) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES DISCLAIM ALL WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

                                   SECTION 12
                                  MISCELLANEOUS

         12.1 FORCE MAJEURE. If the performance of any part of this Agreement by any Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected Party shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

         12.2 ASSIGNMENT. Except as otherwise provided in Section 6.3, without the prior written consent of the other Party, neither Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party may assign this Agreement, without the consent of the others, to the purchaser of all or substantially all of its assets, or to its successor or acquirer in the event of a merger, consolidation or change of control, or to any of its Affiliates.

         12.3     SEVERABILITY.

                  (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

                  (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law provided that such conformity is in accordance with the intent of the Parties.

         12.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without reference to the rules of conflict of laws thereof.

         12.5 NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by telecopier (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         IF TO CORIXA, TO:

                  Corixa Corporation
                  1124 Columbia Street, Suite 200
                  Seattle, Washington 98104
                  Attn: Chairman and Chief Executive Officer

                  with a copy to:
                  Corixa Corporation
                  1124 Columbia Street, Suite 200
                  Seattle, Washington 98104
                  Attn: General Counsel

         IF TO GSK, TO:

                  SmithKline Beecham plc
                  980 Great West Road
                  Brentford, Middlesex
                  TW8 9GS
                  United Kingdom
                  Attn.: General Counsel

                  with a copy to:

                  GlaxoSmithKline Biologicals, S.A.
                  rue de l'Institut 89
                  1330 Rixensart
                  Belgium
                  Attn: Senior Vice-President, Business and New Product
                        Development

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication shall be deemed to have been given: (i) when delivered, if personally delivered or sent by telecopier on a business day, (ii) on the business day after dispatch, if sent by nationally-recognized overnight courier, and (iii) on the third business day following the date of mailing, if sent by registered mail. It is understood and agreed that this Section 12.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.

         12.6     DISPUTE RESOLUTION.

         (a) Prior to engaging in any formal dispute resolution with respect to any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity hereof (each, a "Dispute"), the Chief Executive Officers of the Parties or their single designees, shall attempt over a period of not less than sixty (60) days to resolve such Dispute. Such attempt may at the request of a Party include a thirty (30) day period of mediation by a Third Party whose selection is agreed upon by the Parties. In the event of mediation, the Parties in dispute shall bear equally the costs associated with the mediation.

         (b) Any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity hereof that cannot be settled amicably by agreement of the Parties or through mediation pursuant to Section 12.6(a) shall be finally settled by arbitration in accordance with the arbitration rules of the American Arbitration Association ("AAA") then in force. The place of arbitration shall be New York City, New York. The arbitrator's award rendered shall be final and binding upon the Parties. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be.

         12.7 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement and the Related Agreements set forth and constitute the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties made by any other Party except as specifically set forth herein. No amendment, modification, release or discharge hereof shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.

         12.8 HEADINGS. The headings used in this Agreement are intended for convenience only and shall not be considered part of the written understanding between the Parties and shall not affect the construction of this Agreement.

         12.9 EQUITABLE RELIEF. Notwithstanding anything herein to the contrary, nothing in this Agreement shall preclude a Party from seeking interim or provisional relief, in the form of a temporary restraining order, preliminary injunction or other interim equitable relief concerning a dispute prior to or during an arbitration pursuant to Section 12.6 necessary to protect the interests of such Party.

         12.10 WAIVER. The waiver by a Party hereto of any right hereunder or the failure to perform or a breach by the any other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

         12.11 COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.12 NO BENEFIT TO THIRD PARTIES. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any Third Parties.

         12.13 FURTHER ASSURANCE. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

         12.14 CONSTRUCTION. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word "or" is used in the inclusive sense. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The Parties have participated equally in the formation of this Agreement; the language of this Agreement shall not be presumptively construed against either Party.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CORIXA CORPORATION

By:      /s/ STEVEN GILLIS
         _____________________________
Name:        Steven Gillis
         _____________________________

Title:       CEO
         _____________________________

SMITHKLINE BEECHAM PLC

By:      /s/ JEAN STEPHENNE
         _____________________________

Name:        Jean Stephenne
         _____________________________

Title:       Attorney
         _____________________________

                                                                    EXHIBIT 1.10

                                      [*]

[*]
[*]
[*]

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

                                                                    EXHIBIT 1.34

                              GSK LICENSED PATENTS

                                [*] APPLICATIONS

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   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
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
       [*]              [*]                  [*]                         [*]                      [*]
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

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

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
       [*]              [*]                  [*]                         [*]                      [*]
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       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

                                                          EXHIBIT 1.34 CONTINUED

                                [*] APPLICATIONS

----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

----------------------------------------------------------------------------------------------------------------
   CASE NUMBER        COUNTRY       APP. NO./FILING DATE        PATENT NO./ISSUE DATE            STATUS
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------
       [*]              [*]                  [*]                         [*]                      [*]
----------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

                                                                    EXHIBIT 1.35

                                   GSK PATENTS

[*] APPLICATIONS

----------------------------------------------------------------------------------------------------------------
   CASE NUMBER    COUNTRY   APP. NO./FILING DATE     PATENT NO./ISSUE DATE        STATUS
----------------------------------------------------------------------------------------------------------------
       [*]         [*]              [*]                                             [*]
----------------------------------------------------------------------------------------------------------------
       [*]         [*]              [*]                                             [*]
----------------------------------------------------------------------------------------------------------------

[*] APPLICATIONS

None

-----------------------------------
* Confidential treatment requested.

                                                                    EXHIBIT 1.50

[*]
[*]

----------------------------------
* Confidential treatment requested.

                                                                     EXHIBIT 2.1

                                    WORK PLAN

                          [Current Work Plan attached.]


     [*]




















































------------------------
* Confidential treatment requested

                                                                     EXHIBIT 2.3

Project costs from 6/15/02 through 11/30/02

[*]

FTEs                                [*]

[*]:

FTEs                                [*]
Out of Pocket costs                 [*]

-----------------------------------
* Confidential treatment requested.

                                                                   EXHIBIT 2.3.2

                      AFFECTED PRODUCT RIGHTS LICENSE TERMS

(a)      GENERAL ECONOMIC TERMS

UPFRONT FEE: Calculated as: the Project Cost for such Project multiplied by 1.25 (Corixa cost of capital) plus a Risk Fee equal to $3million multiplied by a fraction in which the numerator is [*]and the denominator is [*].

MILESTONES: as per the Amended MFA * (post the development stage of the Project at time of GSK license from Corixa).

ROYALTIES: as per the Amended MFA (as set forth in "(b)" below).

(b) INCORPORATION OF AMENDED MFA PAYMENT TERMS: Subject to the terms and conditions of this Agreement, royalty and milestone payments due pursuant to
Section 2.3.2 hereof shall be made in accordance with the terms and conditions of Sections 6 and 7 of the Amended MFA as provided in this Exhibit 2.3.2. Accordingly, all terms and conditions applicable to Vaccine Products under Sections 6 and 7 of the Amended MFA shall apply for purposes of this Exhibit
2.3.2 to Licensed Products and are hereby incorporated by reference into this
Exhibit 2.3.2, including without limitation, the definitions of the capitalized terms used in Sections 6 and 7.

In the event a Licensed Product is covered by one (1) or more claims of a patent covering a Corixa Program Invention ("New Corixa Patent") and is no longer covered by any claims of a Licensed Patent such that royalties for the sale of such Licensed Product would no longer be due under the Amended MFA, unless GSK notifies Corixa in writing that it is discontinuing its license to such New Corixa Patent, GSK shall be required to continue to pay Corixa royalties as per the Amended MFA only in the case that [*] In the event a New Corixa Patent does [*] unless GSK notifies Corixa in writing that it is discontinuing its license to such New Corixa Patent, GSK and Corixa shall negotiate in good faith a reasonable royalty rate that reflects the [*], provided that such royalty rate shall never exceed the royalty rate under the Amended MFA .

(c) MANUFACTURING: In all cases where GSK exercises its Proof of Principle Option, GSK shall be designated the manufacturer for all products that are the subject of such Proof of Principle Option, unless otherwise agreed by GSK and only to the extent that CRXA can grant such rights. As in the case of provision of [*], Corixa shall use its reasonable commercial efforts to ensure transferability of Third Party rights involved in such manufacture.

-----------------------------------
* Confidential treatment requested.

                                                                   EXHIBIT 2.4.3

         GSK OPTION UPON [*] OF THE CORIXA INVESTED FUNDS HAVING BEEN SPENT

(a) UPFRONT FEE: Calculated as: the Project Cost for such Project multiplied by 1.25 (Corixa cost of capital) plus $[*] ("Risk Fee").

MILESTONES: as per the Amended MFA* (post the Proof of Principle Clinical Trial)

EX US ROYALTIES: as per the Amended MFA *

US ROYALTIES: To be replaced by and addressed in the applicable co-promotion agreement.

(b) INCORPORATION OF AMENDED MFA PAYMENT TERMS: Subject to the terms and conditions of this Agreement, royalty and milestone payments due pursuant to
Section 3.1.2 hereof shall be made in accordance with the terms and conditions of Sections 6 and 7 of the Amended MFA as provided in this Exhibit 2.4.3. Accordingly, all terms and conditions applicable to Vaccine Products under Sections 6 and 7 of the Amended MFA shall apply for purposes of this Exhibit
2.4.3 to Licensed Products and are hereby incorporated by reference into this
Exhibit 2.4.3, including without limitation, the definitions of the capitalized terms used in Sections 6 and 7.

In the event a Licensed Product is covered by one (1) or more claims of a patent covering a Corixa Program Invention ("New Corixa Patent") and is no longer covered by any claims of a Licensed Patent such that royalties for the sale of such Licensed Product would no longer be due under the Amended MFA, unless GSK notifies Corixa in writing that it is discontinuing its license to such New Corixa Patent, GSK shall be required to continue to pay Corixa royalties as per the Amended MFA only in the case that the [*] In the event a New Corixa Patent does not [*] unless GSK notifies Corixa in writing that it is discontinuing its license to such New Corixa Patent, GSK and Corixa shall negotiate in good faith a reasonable royalty rate that reflects the [*], provided that such royalty rate shall never exceed the royalty rate under the Amended MFA.

(c) MANUFACTURING: In all cases where GSK exercises its Proof of Principle Option, GSK shall be designated the manufacturer for all products that are the subject of such Proof of Principle Option, unless otherwise agreed by GSK and only to the extent that CRXA can grant such rights. As in the case of provision of [*], Corixa shall use its reasonable commercial efforts to ensure transferability of Third Party rights involved in such manufacture.

-----------------------------------
* Confidential treatment requested.

                                                                   EXHIBIT 3.1.2

                     PROOF OF PRINCIPLE OPTION LICENSE TERMS

(a) UPFRONT FEE: Calculated as: the Project Cost for such Project multiplied by 1.25 (Corixa cost of capital) plus $3MM ("Risk Fee").

e.g.     If costs incurred equal $10MM:
         $10MM * 1.25 = $12.5MM
         +$3MM  = $15.5MM
         Total to Corixa = $15.5MM

MILESTONES: as per the Amended MFA * (post the Proof of Principle Clinical
Trial)

EX US ROYALTIES: as per the Amended MFA *

US ROYALTIES: To be replaced by and addressed in the applicable co-promotion agreement.

(b) INCORPORATION OF MULTI-FIELD AGREEMENT PAYMENT TERMS: Subject to the terms and conditions of this Agreement, royalty and milestone payments due pursuant to
Section 3.1.2 hereof shall be made in accordance with the terms and conditions of Sections 6 and 7 of the Multi-Field Agreement as provided in this Exhibit
3.1.2. Accordingly, all terms and conditions applicable to Vaccine Products under Sections 6 and 7 of the Multi-Field Agreement shall apply for purposes of this Exhibit 3.1.2 to Licensed Products and are hereby incorporated by reference into this Exhibit 3.1.2, including without limitation, the definitions of the capitalized terms used in Sections 6 and 7.

         In the event a Licensed Product is covered by one (1) or more claims of a patent covering a Corixa Program Invention ("New Corixa Patent") and is no longer covered by any claims of a Licensed Patent such that royalties for the sale of such Licensed Product would no longer be due under the Amended MFA, unless GSK notifies Corixa in writing that it is discontinuing its license to such New Corixa Patent, GSK shall be required to continue to pay Corixa royalties as per the Amended MFA only in the case that [*]. In the event a New Corixa Patent does [*], unless GSK notifies Corixa in writing that it is discontinuing its license to such New Corixa Patent, GSK and Corixa shall negotiate in good faith a reasonable royalty rate that reflects the [*] provided that such royalty rate shall never exceed the royalty rate under the Amended MFA.

(c) MANUFACTURING: In all cases where GSK exercises its Proof of Principle Option, GSK shall be designated the manufacturer for all products that are the subject of such Proof of Principle Option, unless otherwise agreed by GSK and only to the extent that CRXA can grant such rights. As in the case of provision of [*], Corixa shall use its reasonable commercial efforts to ensure transferability of Third Party rights involved in such manufacture.

-----------------------------------
* Confidential treatment requested.

                                                                     EXHIBIT 6.1

             TERMS OF CO-PROMOTION AGREEMENT BETWEEN GSK AND CORIXA

         The Corixa Co-Promotion Option shall be defined as the right to sell, with a Corixa sales team, as a [*] product in [*] in the US, any product for which Corixa exercises such option. GSK shall be the [*] [*] and all sales shall be [*]. "Profits" (Net Sales less the [*] allocable to such Net Sales, less costs of [*] including associated [*], less [*] GSK on such Net Sales) shall either be split [*] GSK/Corixa or,

         6.1.1 In the case of development by GSK of Licensed Products as described in Section 6.1.1, Profits shall be split based on [*] that Corixa agrees to [*] If Corixa agrees to [*] of [*], Profits shall be shared [*] Corixa/GSK, if Corixa agrees to [*] of [*], Profits shall be shared 1[*] and if Corixa agrees to [*] of [*], Profits shall be shared [*] provided that in no case shall payment (other than payment to Corixa, if applicable, for [*] to Corixa be less than [*] GSK and Corixa to agree the percentage of [*], prior to the initiation of Phase III Clinical Trial, to a maximum of [*]

         6.1.2 In the case of development by GSK of a GSK product as described in Section 6.1.2, Profits shall be split based on [*] that Corixa agrees to [*]. If Corixa agrees to [*] of [*], Profits shall be shared [*] Corixa/GSK, and if Corixa agrees to [*] of [*], Profits shall be shared [*] provided that in no case shall payment (other than payment to Corixa, if applicable, for [*] to Corixa be less than [*] GSK and Corixa to agree the percentage of [*], prior to the initiation of Phase III Clinical Trial, to a maximum of [*]

         6.1.3 In the case of development by GSK of a GSK product and a Licensed Product as described in Section 6.1.3, Corixa may elect to exercise its Co-Promotion Option for either the GSK product, the Licensed Product or both. In such cases, Profits shall be split based on [*] that Corixa agrees to [*] provided that Corixa shall not have the right to co-fund the development of a GSK product that has already [*] at the time Corixa exercises its Co-Promotion Option. If Corixa agrees to [*] Corixa may [*] of such [*]. If Corixa agrees to [*] Profits shall be shared [*] Corixa/GSK, if Corixa agrees to [*], Profits shall be shared [*] and if Corixa agrees to [*] of [*], Profits shall be shared [*] If Corixa agrees to [*] for both the GSK product and the Licensed Product, Corixa may [*] of such [*]. If Corixa [*] Profits shall be shared [*] Corixa/GSK and if Corixa [*] Profits shall be shared [*] Corixa/GSK. Notwithstanding the foregoing, in no case shall payment (other than payment to Corixa[*] to [*].

-----------------------------------
* Confidential treatment requested.